UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Act of 1934
Date of Report (Date of earliest event reported): December 20, 2007
LSI INDUSTRIES INC.

(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (513) 793-3200

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
Item 9.01 — Financial Statements and Exhibits.
SIGNATURES
EX-23.1
EX-23.2
EX-99

     Item 8.01 — Other Events.
     LSI Industries Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of conforming certain of its historical business segment information to reflect its realigned segment reporting structure, which the Company changed effective for the quarter ended September 30, 2007. The Company’s segments have been consolidated into the Lighting Segment and Graphics Segment. The segment change is in accordance with the provisions of Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, and reflects the manner in which the Company is currently managing its businesses. This Current Report on Form 8-K updates the following information in the Company’s Annual Report on Form 10-K as follows.
     Item 1. Business
     Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
     Item 8. Financial Statements and Supplementary Data (revisions to notes 2, 6 and 15)
     All updates to the Company’s Annual Report on Form 10-K relate solely to the presentation of segment-specific disclosures on a basis consistent with the realigned segment reporting structure and have no effect on the Company’s previously reported results of operations, financial condition, or cash flows. All other information in the Annual Report on Form 10-K remains unchanged and has not been otherwise updated for events occurring after the date of the report. The information in this Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K which was filed with the Securities and Exchange Commission (except for the items updated herein).
     The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company’s registration statements filed under the Securities Act of 1933, as amended.
     Item 9.01 — Financial Statements and Exhibits.
(d)	Exhibits.
23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Grant Thornton LLP.

99	From LSI Industries Inc. Annual Report on Form 10-K for the year ended June 30, 2007: “Part I — Item 1. Business,” “Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Part II — Item 8. Financial Statements and Supplementary Data (revisions to notes 2, 6 and 15).”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC.
/s/ Ronald S. Stowell
Ronald S. Stowell
Vice President, Chief Financial Officer and Treasurer (Principal Accounting Officer)

December 21, 2007